FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of June 5, 2015 is by and among DST SYSTEMS, INC., a Delaware corporation (the “Borrower”), the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender.

W I T N E S S E T H

WHEREAS, a revolving credit facility in an aggregate principal amount of $850,000,000 has been established in favor of the Borrower pursuant to the terms of that certain Credit Agreement dated as of October 1, 2014 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”) among the Borrower, the Lenders identified therein (the “Lenders”) and the Administrative Agent;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to modify certain provisions contained therein; and

WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (including as amended hereby).

2.    Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the definition of “Change of Control” in Section 1.01 of Credit Agreement is hereby amended by deleting clause (b) therein and replacing it with the following:

(b)    during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

3.    Conditions Precedent. This Amendment shall become effective upon the receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders.

4.    Representations and Warranties. The Borrower hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment, (c) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Amendment, (d) the execution, delivery and performance by it of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of the Borrower or any of its Subsidiaries or any indenture or other material agreement or instrument to which any such Person is a party or by which any of its properties may be bound or the approval of any Governmental Authority relating to such Person except as could not reasonably be expected to have a Material Adverse Effect, (e) the representations and warranties contained in Article V of the Credit Agreement (and, with respect to Section 5.06(a) of the Credit Agreement only, after giving effect to this Amendment) are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (f) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to this Amendment, or will occur as a result of the transactions contemplated hereby.

5.    No Other Changes; Ratification. Except as expressly modified or waived hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect. The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. This Amendment shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default other than as specifically waived herein nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (ii) affect the right of the Lenders to demand compliance by the Borrower with all terms and conditions of the Credit Agreement in all other instances, (iii) be deemed a waiver of any transaction or future action on the part of the Borrower requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement, or (iv) be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other document executed or delivered in connection therewith, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

6.    Counterparts; Facsimile/Email. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one

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such counterpart. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

7.    Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

8.    Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                DST SYSTEMS, INC.,
a Delaware corporation

By:      /s/ Stephen C. Hooley
Name: Stephen C. Hooley
Title:     CEO & President

DST Systems, Inc.
First Amendment to Credit Agreement

ADMINISTRATIVE AGENT

AND LENDERS:	BANK OF AMERICA, N.A., as Administrative Agent

By:      /s/ Kelly Weaver
Name: Kelly Weaver
Title:     Vice President

DST Systems, Inc.
First Amendment to Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:      /s/ Charmaine Lobo
Name: Charmaine Lobo
Title:     Vice President

DST Systems, Inc.
First Amendment to Credit Agreement

WELLS FARGO BANK, N.A.,
as a Lender

By:      /s/ Damon Bodenhamer
Name: Damon Bodenhamer
Title:     Assistant Vice President

DST Systems, Inc.
First Amendment to Credit Agreement

COMPASS BANK,
as a Lender

By:      /s/ Jay S. Tweed
Name: Jay S. Tweed
Title:     SVP

DST Systems, Inc.
First Amendment to Credit Agreement

BMO HARRIS BANK, N.A.,
as a Lender

By:      /s/ Chad Rock
Name: Chad Rock
Title:     Director

DST Systems, Inc.
First Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:      /s/ Justin Kelley
Name: Justin Kelley
Title:     Vice President

DST Systems, Inc.
First Amendment to Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:      /s/ Jeannine Pascal
Name: Jeannine Pascal
Title:     Vice President

DST Systems, Inc.
First Amendment to Credit Agreement

UMB BANK N.A.,
as a Lender

By:      /s/ Martin Nay
Name: Martin Nay
Title:     SVP

DST Systems, Inc.
First Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:      /s/ Tim Landro
Name: Tim Landro
Title:     Vice President

DST Systems, Inc.
First Amendment to Credit Agreement

SUNTRUST BANK,
as a Lender

By:      /s/ Lisa Garling
Name: Lisa Garling
Title:     Director

DST Systems, Inc.
First Amendment to Credit Agreement

BOKF N.A. (d/b/a BANK OF KANSAS CITY),
as a Lender

By:      /s/ William L. Fox
Name: William L. Fox
Title:     Senior Vice President

DST Systems, Inc.
First Amendment to Credit Agreement

COMMERCE BANK,
as a Lender

By:      /s/ Jeffrey M. Turner
Name: Jeffrey M. Turner
Title:     Vice President

DST Systems, Inc.
First Amendment to Credit Agreement

BANK OF THE WEST,
as a Lender

By:      /s/ Roger Lumley
Name: Roger Lumley
Title:     Director

DST Systems, Inc.
First Amendment to Credit Agreement

LLOYDS BANK PLC,
as a Lender

By:      /s/ Erin Doherty
Name: Erin Doherty
Title:     Assistant Vice President

By:      /s/ Joel Slomko
Name: Joel Slomko
Title:     Assistant Vice President

DST Systems, Inc.
First Amendment to Credit Agreement